Exhibit 99.1
     Capital Replacement Covenant, dated as of December 19, 2006 (this “Capital Replacement Covenant”), by Peabody Energy Corporation, a Delaware corporation (together with its successors and assigns, the “Company”), in favor of and for the benefit of each Covered Debtholder (as defined below).
Recitals
     A. On the date hereof, the Company is issuing $732,500,000 aggregate principal amount of 4.75% Convertible Junior Subordinated Debentures due 2006 (the “Convertible Debentures”).
     B. The Convertible Debentures and this Capital Replacement Covenant are described in the Prospectus Supplement, dated December 14, 2006, filed with the Securities and Exchange Commission (the “Commission”) by the Company pursuant to Rule 424(b) on December 15, 2006 relating to the offering of the Convertible Debentures.
     C. The Company is entering into and disclosing the content of this Capital Replacement Covenant in the manner provided below with the intent that the covenants provided for in this Capital Replacement Covenant be enforceable by each Covered Debtholder and that the Company be estopped from disregarding the covenants in this Capital Replacement Covenant, in each case to the fullest extent permitted by applicable law.
     D. The Company acknowledges that reliance by each Covered Debtholder upon the covenants in this Capital Replacement Covenant is reasonable and foreseeable by the Company and that, were the Company to disregard its covenants in this Capital Replacement Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.
     NOW, THEREFORE, the Company hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.
     SECTION 1. Definitions. Capitalized terms used in this Capital Replacement Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.
     SECTION 2. Limitations on Repayment, Redemption or Repurchase of Convertible Debentures. The Company hereby promises and covenants to and for the benefit of each Covered Debtholder that neither the Company nor any of its subsidiaries shall repay, redeem or repurchase all or any part of the Convertible Debentures on or after December 15, 2041 and prior to December 15, 2046, except to the extent that the total repayment, redemption or repurchase price does not exceed the sum of the following amounts:
     (a) 400% of the aggregate amount of net cash proceeds received by the Company and its Subsidiaries from the sale of Common Stock and rights to acquire Common Stock to Persons other than the Company and its Subsidiaries; plus
     (b) 100% of the aggregate amount of net cash proceeds received by the Company and its Subsidiaries from the sale of Mandatorily Convertible Preferred Stock and Debt Exchangeable for Equity to Persons other than the Company and its Subsidiaries; plus

     (c) 100% of the aggregate amount of net cash proceeds received by the Company and its Subsidiaries from the sale of any other Replacement Capital Securities to Persons other than the Company and its Subsidiaries, in each case, during the six months prior to the relevant payment, redemption or repurchase.
     SECTION 3. Covered Debt.
     (a) The Company represents and warrants that the Initial Covered Debt is Eligible Debt.
     (b) During the 30-calendar-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Company shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:
     (i) the Company shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;
     (ii) if only one series of the Company’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date; and
     (iii) if the Company has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, the series that has the latest occurring final maturity date shall become the Covered Debt on the related Redesignation Date.
     The series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii) or (iii) above shall be the Covered Debt for purposes of this Capital Replacement Covenant for the period commencing on the related Redesignation Date and continuing to, but not including, the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b).
     (c) In connection with the identification of any new series of Covered Debt pursuant to the procedures set forth in Section 3(b), the Company shall give the notices and/or make the filings or website postings provided for in Section 4 within the time frame provided for in such section.
     SECTION 4. Notice. In order to give effect to the intent of the Company described in Recital C, the Company covenants that:
     (a) simultaneously with the execution of this Capital Replacement Covenant, or as soon as practicable after the date hereof, it shall (i) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Covered Debt, of this Capital Replacement Covenant and the rights granted to such Holders hereunder and (ii) file a Form 8-K under the Exchange Act containing a description of the covenant set forth in Section 2 and identifying the series of long-term indebtedness for borrowed money that is the Covered Debt, and including a copy of this Capital Replacement Covenant as an exhibit;
     (b) it shall, if a series of the Company’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, (i) give notice of such occurrence within 30 calendar days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and (ii) so long as it is a reporting company under the Exchange Act, report such change by filing a Form 8-K in the manner specified in clause (a);
     (c) so long as the Company is a reporting company under the Exchange Act, the Company shall include in each annual report filed with the Commission on Form 10-K under the Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission;
     (d) if and so long as the Company is not a reporting company under the Exchange Act, it shall post on its website the information required by clauses (b) and (c) of this Section 4; and
     (e) promptly upon request by any Holder of Covered Debt, provide such Holder with an executed copy of this Capital Replacement Covenant.
     SECTION 5. Termination, Amendment and Waiver.
     (a) The obligations of the Company pursuant to this Capital Replacement Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of:
     (i) December 15, 2046;
     (ii) the date, if any, on which the Holders of a majority by principal amount of the then-effective series of Covered Debt consent or agree in writing to the termination of this Capital Replacement Covenant and the obligations of the Company hereunder;
     (iii) the date on which the Company does not have any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term); and
     (iv) the date on which the Company has no outstanding Convertible Debentures.
From and after the Termination Date, the obligations of the Company pursuant to this Capital Replacement Covenant shall be of no further force and effect.
     (b) This Capital Replacement Covenant may be amended or supplemented from time to time by a written instrument signed by the Company with the consent of the Holders of a majority by principal amount of the then-effective series of Covered Debt; provided that this Capital Replacement Covenant may be amended or supplemented from time to time by a written instrument signed only by the Company (and without the consent of the Holders of the then-effective series of Covered Debt) if (i) the effect of such amendment or supplement is solely to (A) eliminate Common Stock or any Replacement Capital Securities convertible into Common Stock, provided that the Company has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in the Company’s earnings per share as calculated for financial reporting purposes or (B) impose additional restrictions on the ability of the Company to repay, redeem or repurchase Convertible Debentures in any circumstance, and in the case of each of clauses (A) and (B) such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt or (ii) if an officer of the Company has delivered to the Holders of the then effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt.
     (c) For purposes of Sections 5(a) and 5(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Company under this Capital Replacement Covenant shall be the Holders of the then-effective Covered Debt as of a record date established by the Company that is not more than 60 calendar days prior to the date on which the Company proposes that such termination, amendment or supplement becomes effective.
     SECTION 6. Miscellaneous.
     (a) This Capital Replacement Covenant shall be governed by, and construed in accordance with, the laws of the State of New York.
     (b) This Capital Replacement Covenant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time to time (it being understood and agreed by the Company that any Person who is a Covered Debtholder at the time such Person initiates a claim or proceeding to enforce its rights under this Capital Replacement Covenant after the Company has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Capital Replacement Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt until the termination of such claim or proceeding). Except as specifically provided herein, this Capital Replacement Covenant shall have no other beneficiaries, and no other Persons are entitled to rely on this Capital Replacement Covenant.
     (c) All demands, notices, requests and other communications to the Company under this Capital Replacement Covenant shall be deemed to have been duly given and made if in writing and:
     (i) if served by personal delivery upon the Company, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day);

     (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Company by a national or international courier service, on the date of receipt by the Company (or, if such date of receipt is not a Business Day, the next succeeding Business Day); or
     (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Company at the address set forth below, or at such other address as the Company may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Capital Replacement Covenant:
Peabody Energy Corporation
701 Market Street
St. Louis, Missouri 63101
Attention: Chief Legal Officer
Facsimile No: 314-342-3419

     IN WITNESS WHEREOF, the Company has caused this Capital Replacement Covenant to be executed by its duly authorized officer, as of the day and year first above written.

PEABODY ENERGY CORPORATION
By:	/s/ Walter L. Hawkins, Jr.
	Name:	Walter L. Hawkins, Jr.
	Title:	Vice President and Treasurer

Schedule 1
Definitions
     “Alternative Payment Mechanism” means, with respect to any securities, that such securities or related transaction agreements include (1) a Limitation on Distributions in Bankruptcy Provision and (2) a provision to the effect that, upon the occurrence of certain events specified in such securities or related transaction agreements, the Company:
     (a) shall (i) sell, or use its commercially reasonable efforts to sell, its Common Stock, rights to purchase Common Stock and/or Qualifying Preferred Stock, unless a Market Disruption Event has occurred and is continuing, in an amount such that the net proceeds of such sale are equal to at least the amount of accumulated and unpaid deferred Distributions on such securities (including any compounded amounts thereon) and (ii) and apply the proceeds to pay such deferred Distributions; and
     (b) shall not, beginning on the occurrence of any of such specified events and so long as any of such specified events continues until, but excluding, the End Date, pay any accumulated and unpaid deferred Distributions on such securities to the extent such Distributions exceed the net proceeds of such sale;
provided that the aggregate net proceeds from the issuance or sale of Qualifying Preferred Stock that may be used to pay deferred Distributions shall not exceed 25% of the initial aggregate liquidation preference or principal amount of the Replacement Capital Securities; and provided further that the number of shares of any Common Stock that may be issued or sold, together with the number of shares of Common Stock underlying any rights to purchase Common Stock that may be issued or sold, to pay deferred Distributions attributable to the first five years of any deferral period (including compounded amounts thereon), may be limited to an amount equal to 2% of the number of shares of Common Stock outstanding contemporaneously with the date of such issuance or sale.
     “Binding Capital Replacement Covenant” means, with respect to any securities, a capital replacement covenant substantially similar to this Capital Replacement Covenant, but with immediate effect rather than applying only from a date subsequent to the issuance of such securities.
     “Business Day” means a day that is not a Saturday or Sunday and is not a day on which banking institutions in New York City generally are authorized or obligated by law or executive order to close.
     “Capital Replacement Covenant” has the meaning specified in the introduction to this instrument.
     “Commission” has the meaning specified in Recital B.
     “Common Stock” means common stock of the Company (including common stock issued pursuant to the Company’s employee benefit plans and any dividend reinvestment plan).

     “Company” has the meaning specified in the introduction to this instrument.
     “Convertible Debentures” has the meaning specified in Recital A.
     “Covered Debt” means:
     (a) at the date of this Capital Replacement Covenant and continuing to, but not including, the first Redesignation Date, the Initial Covered Debt; and
     (b) thereafter, commencing with each Redesignation Date and continuing to, but not including, the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.
     “Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that holds Covered Debt, for so long as the long-term indebtedness for money borrowed of the Company that such Person holds is Covered Debt.
     “Debt Exchangeable for Equity” means any security or combination of securities that:
     (a) gives the holder a beneficial interest in (i) Most Junior Subordinated Debt Securities of the Company that are Non-Cash Cumulative and (ii) an interest in a stock purchase contract that will result in the holder of the security acquiring a beneficial interest in Common Stock or Qualifying Preferred Stock, provided that the number of shares of Common Stock to be acquired pursuant to the stock purchase contract shall be within a range that is established at the time of issuance of the stock purchase contract;
     (b) includes a remarketing feature pursuant to which the Most Junior Subordinated Debt Securities of the Company are remarketed to new investors within five years from the date of issuance of the security (or combination of securities) or earlier in the event of an early settlement event based on one or more financial tests or other express terms set forth in the terms of such securities or related transaction agreements;
     (c) provides for the proceeds raised in the remarketing to be used to satisfy the holder’s payment obligations (if not otherwise fulfilled) in respect of the required purchase of Common Stock or Qualifying Preferred Stock under the stock purchase contract interest referenced above;
     (d) includes a Binding Capital Replacement Covenant; provided that such Binding Capital Replacement Covenant will apply to such security (or combination of securities) and to any such Qualifying Preferred Stock and will not include Debt Exchangeable for Equity in the definition of “Replacement Capital Securities”; and
     (e) includes a provision defining a failed remarketing and specifying that the consequences of a failed remarketing will be that such Common Stock or Qualifying Preferred Stock will be acquired in exchange for Most Junior Subordinated Debt Securities.

     “Distributions” means, as to any security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Company.
     “Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.
     “Eligible Senior Debt” means each series of then-outstanding long-term indebtedness for money borrowed of the Company that:
     (a) upon a bankruptcy, liquidation, dissolution or winding up of the Company, ranks most senior among the Company’s then outstanding classes of indebtedness for money borrowed;
     (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the Company has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO);
     (c) has an outstanding principal amount of not less than $100,000,000; and
     (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents.
For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
     “Eligible Subordinated Debt” means each series of then-outstanding long-term indebtedness for money borrowed of the Company that:
     (a) upon a bankruptcy, liquidation, dissolution or winding up of the Company, ranks subordinate to the Company’s then outstanding classes of indebtedness for money borrowed that ranks most senior;
     (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the Company has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO);
     (c) has an outstanding principal amount of not less than $100,000,000, and

     (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents.
For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
     “End Date” means, with respect to any securities, the earliest to occur of:
     (a) the Company’s failure to pay Distributions (including, without limitation, all deferred and accumulated amounts) in full for ten years;
     (b) any liquidation, dissolution, winding up, reorganization, insolvency, receivership or proceeding under any bankruptcy law with respect to the Company;
     (c) an event of default and acceleration with respect to such securities; and
     (d) the final maturity of such securities.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Company with respect to such Covered Debt.
     “Initial Covered Debt” means the Company’s 7-7/8% Senior Notes Due 2026, issued in the aggregate principal amount of $250,000,000.
     “Intent-Based Replacement Disclosure” means, with respect to any securities, that the Company has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the Company under the Exchange Act prior to or contemporaneously with the issuance of such securities, that the Company will repay, redeem or repurchase such securities only if it has received an amount of net proceeds at least equal to the applicable repayment, redemption or repurchase price of such securities from the issuance of securities that are as or more equity-like than such securities, within six months prior to the applicable repayment, redemption or repurchase date.
     “Limitation on Distributions in Bankruptcy Provision” means, with respect to any securities, provisions in the terms thereof or of the related transaction agreements that, upon any liquidation, dissolution, winding up, reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the Company, limit the claim of the holders of such securities (other than non-cumulative preferred stock) for Distributions (or in the case of securities containing a Mandatory Trigger Provision,

Distributions that accumulate during a period in which the Company fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements) to:
     (a) in the case of securities not permitting the issuance and sale of Qualifying Preferred Stock pursuant to an Alternative Payment Mechanism, 25% of the principal amount of such securities then outstanding; or
     (b) in all other cases, two years of accumulated and unpaid Distributions (including compounded amounts thereon).
     “Mandatorily Convertible Preferred Stock” means preferred stock of the Company with:
     (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise; and
     (b) a requirement that the preferred stock convert into Common Stock within three years from the date of the issuance of the preferred stock at a conversion ratio within a range established at the time of issuance of the preferred stock.
     “Mandatory Trigger Provision” means, with respect to any securities, provisions in the terms thereof or of the related transaction agreements that:
     (a) (i) include an Alternative Payment Mechanism that becomes effective within two years of a failure to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements or (ii) in the case of non-cumulative preferred stock, include provisions that, beginning on the occurrence of the failure to satisfy any of such financial tests and so long as such failure continues until, but excluding, the End Date, prohibit the issuer of such securities from paying any deferred Distributions in an amount exceeding the net proceeds of the sale of Common Stock, rights to purchase Common Stock or Qualifying Preferred Stock; and
     (b) in the case of securities other than non-cumulative preferred stock, prohibit the Company from repurchasing any of its Common Stock prior to the date six months after the issuer has paid all deferred Distributions in full.
No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer’s exercise of its right under an Optional Deferral Provision until Distributions have been deferred for at least ten years.
     “Market Disruption Event” shall have the meaning given to it in the transaction agreements related to the relevant securities.
     “Most Junior Subordinated Debt Securities” mean debt securities that rank upon a liquidation, dissolution or winding-up of the Company junior to all of the Company’s other long-term indebtedness for money borrowed (other than the Company’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities) and pari passu with the claims of the Company’s trade creditors.
     “Non-Cash Cumulative” means, with respect to any securities, that the securities include:
     (a) an Optional Deferral Provision; and
     (b) an Alternative Payment Mechanism that becomes effective after the issuer of such securities has deferred Distributions on such securities for up to five years.
     “Non-Cumulative” means, with respect to any securities, that either:
     (a) the issuer thereof may elect not to make any number of periodic Distributions or interest payments without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than Permitted Remedies; or
     (b) except for purposes of the definition of “Qualifying Preferred Stock,” the securities are Non-Cash Cumulative.
     “NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.
     “Optional Deferral Provision” means, with respect to any securities, a provision in the terms thereof or of the related transaction agreements that permits the issuer of such securities to, in its sole discretion, defer in whole or in part payment of Distributions on such securities for up to ten years, without any remedy other than Permitted Remedies.
     “Permitted Remedies” means, with respect to any securities, one or more of the following remedies:
     (a) rights in favor of the holders of such securities permitting such holders to elect or appoint one or more directors of the Company (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded);
     (b) complete or partial prohibitions on the Company paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid; and
     (c) provisions obliging the Company to cause, or use commercially reasonable efforts to cause, such unpaid Distributions to be paid in full pursuant to an Alternative Payment Mechanism.
     “Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

     “Qualifying Preferred Stock” means Non-Cumulative perpetual preferred stock of the Company (or depositary shares representing interests in such preferred stock) that (a) is non-callable, (b) is subject to a Binding Capital Replacement Covenant or (c) has Intent-Based Replacement Disclosure and includes provisions that, beginning on the occurrence of the failure to satisfy one or more financial tests set forth in the terms of such security or related transaction agreements and so long as such failure continues until, but excluding, the End Date, prohibit the Company from paying any deferred Distributions in an amount exceeding the net proceeds of the sale of Common Stock, rights to purchase Common Stock or Qualifying Preferred Stock.
     “Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of:
     (a) the date that is two years prior to the final maturity date of such Covered Debt;
     (b) if the Company elects to redeem, or the Company or a Subsidiary of the Company elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date; and
     (c) if such Covered Debt is not Eligible Subordinated Debt, the date on which the Company issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.
     “Replacement Capital Securities” means securities that, in the determination of the Company’s board of directors reasonably construing the definitions and other terms of this Capital Replacement Covenant, satisfy one of the following descriptions:
     (a) Common Stock;
     (b) Debt Exchangeable for Equity;
     (c) Mandatorily Convertible Preferred Stock; or
     (d) all preferred stock or Most Junior Subordinated Debt Securities issued by the Company that meet one of the following criteria:
     (i) (A) have no maturity or a maturity of at least 60 years with Intent-Based Replacement Disclosure and (B) have an Optional Deferral Provision;
     (ii) (A) have no maturity or a maturity of at least 60 years and (B) are Non-Cumulative;
     (iii) (A) have a maturity of at least 40 years and are subject to a Binding Capital Replacement Covenant and (B) have an Optional Deferral Provision;
     (iv) (A) have a maturity at least 40 years with Intent-Based Replacement Disclosure and (B) are Non-Cumulative;

     (v) (A) have a maturity of at least 40 years and (B) have a Mandatory Trigger Provision and an Optional Deferral Provision; or
     (vi)(A) have a maturity of at least 25 years and are subject to a Binding Capital Replacement Covenant and (B) are Non-Cumulative.
     Any of the foregoing Replacement Capital Securities may be convertible or exchangeable at any time in whole or in part at the option of the issuer or the holder thereof into one or more other securities so long as such other securities also qualify as Replacement Capital Securities.
     Notwithstanding the foregoing, any securities or combinations of securities if issued by the Company to any of its Subsidiaries, without the contemporaneous issuance of a security or combination of securities that otherwise would satisfy the definition of “Replacement Capital Securities” by the Subsidiary to a Person other than a Subsidiary of the Company, shall not qualify as Replacement Capital Securities.
     “Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.
     “Termination Date” has the meaning specified in Section 5(a).